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                                WARRANT AGREEMENT


                            Dated as of June 27, 2005


                                     Between


                                iSecureTrac Corp.


                                       and


                                 Mykonos 6420 LP


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
                                WARRANT AGREEMENT

            WARRANT AGREEMENT (the "Agreement"), dated as of June 27, 2005, between iSecureTrac Corp., a Delaware corporation (the "Company"), and Mykonos 6420 LP, a Texas limited partnership (the "Investor").

                                    RECITALS

            WHEREAS, the Company proposes to issue to the Investor a series of warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 32,342,315 shares (subject to adjustment), of the Common Stock, $0.001 par value per share (the "Common Stock") of the Company, pursuant to that certain Securities Purchase Agreement, dated as of June 21, 2005, between the Company and the Investor (the "Purchase Agreement"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                                    AGREEMENT

            NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

            SECTION 1. Warrant Certificate. The Company will issue and deliver a certificate evidencing the Warrants (the "Warrant Certificate") to the Investor pursuant to the terms of the Purchase Agreement. Warrants to purchase an aggregate of 32,342,315 shares of Common Stock will be issued as "Series B Warrants" in the form of Exhibit A hereto. The Warrant Certificate may have such notations, legends and endorsements as required by law, rules and regulations of applicable stock exchanges or usage. Such certificate shall be in registered form only and shall be dated the date of issuance by the Company.

            SECTION 2. Execution of Warrant Certificate. The Warrant Certificate shall be signed on behalf of the Company by its Chairman of the Board or its Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificate may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificate and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificate shall be delivered or disposed of he shall have ceased to hold such office. The Warrant Certificate shall also be manually signed on behalf of the Company by its Secretary or an Assistant Secretary under its corporate seal. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificate.

            SECTION 3. Registration. The Company shall number and register the Warrant Certificate in a register when it is issued. The Company may deem and treat the registered holder(s) of the Warrant Certificate as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in the name of the Investor.

            SECTION 4. Warrants; Exercise of Warrants. Subject to the terms of this Agreement, there shall be a total of 213 Warrants numbered 1-213 (the "Numbered Warrants") with each Numbered Warrant being exercisable for the number of fully paid and nonassesable shares of Common Stock of the Company set forth on Schedule A for such Numbered Warrant (the "Applicable Warrant Shares") upon payment of the aggregate Applicable Exercise Price (as hereinafter defined) for such Numbered Warrant at any time, or from time to time, during the Applicable Exercise Period (as hereinafter defined). The Applicable Exercise Period for any Numbered Warrant shall commence on the exercise date for such Numbered Warrant set forth on Schedule A and shall expire at 5:00 p.m., New York time on March 1st of the year following the calendar year of the expiration date for such Numbered Warrant as set forth on Schedule A (the "Applicable Exercise Period"). The per share Applicable Exercise Price for any Numbered Warrant shall initially be the exercise price for such Numbered Warrant set forth on Schedule A (the "Applicable Exercise Price"), subject to adjustment pursuant to the terms hereof.

            A Numbered Warrant may be exercised upon surrender to the Company (at its office address set forth in Section 11 hereof) of the Warrant Certificate to be exercised with the form of election to purchase attached thereto duly filled in and signed, and upon payment to the Company of the Applicable Exercise Price for the number of Applicable Warrant Shares in respect of which such Numbered Warrant is then exercised. Payment of the aggregate Applicable Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company.

            Subject to the provisions of Section 6 hereof, upon such surrender of the Warrant Certificate and payment of the aggregate Applicable Exercise Price for the Numbered Warrant to be exercised, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Investor and in such name or names as the Investor may designate a certificate for the number of full Applicable Warrant Shares issuable upon the exercise of such Numbered Warrant (and such other consideration as may be deliverable upon exercise of such Numbered Warrant) together with cash for fractional Applicable Warrant Shares as provided in Section 9. Such certificate shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Applicable Warrant Shares as of the date of the surrender of such Warrant Certificate and payment of the aggregate Applicable Exercise Price, irrespective of the date of delivery of such certificate for Applicable Warrant Shares.

            Each Numbered Warrant shall be exercisable during the Applicable Exercise Period for such Numbered Warrant set forth on Schedule A, at the election of the Investor, either in full or from time to time in part and, in the event that a Numbered Warrant is exercised in respect of fewer than all of the Applicable Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Numbered Warrant, a new certificate and a revised Schedule A evidencing the remaining Applicable Warrant Shares will be issued and delivered pursuant to the provisions of this Section and Section 2 hereof.

            If all of the 213 Warrants have been exercised, the Warrant Certificate shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Investor during normal business hours at its office.

            SECTION 5. Payment of Taxes. The Company will pay all documentary stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrant Certificate hereunder, as well as all such taxes attributable to the initial issuance or delivery of Applicable Warrant Shares upon the exercise of Warrants and payment of the aggregate Applicable Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Applicable Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is, established to the reasonable satisfaction of the Company that any such tax has been paid.

            SECTION 6. Mutilated or Missing Warrant Certificate. If any Warrant Certificate or certificate evidencing Applicable Warrant Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution therefore and upon cancellation of the mutilated Warrant Certificate or other certificate, or in lieu of and substitution for the Warrant Certificate or other certificate lost, stolen or destroyed, a new Warrant Certificate or other certificate of like tenor and representing an equivalent number of Applicable Warrant Shares.

            SECTION 7. Reservation of Warrant Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue the Applicable Warrant Shares upon exercise of the Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

            If on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the amount required to enable the Company to satisfy any obligation to issue the Warrant Shares upon exercise of the Warrants, then the Company shall use its best efforts to amend its certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to enable it to fulfill such obligation as soon as possible and, in any event, no later than the 75th day after such date.

            The Company or, if appointed, the transfer agent for the Common Stock and each transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent. The Company will supply the Transfer Agent with a duly executed certificate for such purposes and will provide or otherwise make available all other consideration that may be deliverable upon exercise of the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificate related thereto, transmitted to the Investor pursuant to Section 11 hereof.

            Before taking any action which would cause an adjustment pursuant to
Section 8 hereof to reduce the per share Applicable Exercise Price below the then par value of an Applicable Warrant Share, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Applicable Warrant Shares at the Applicable Exercise Price as so adjusted.

            The Company covenants that all the Applicable Warrant Shares and other capital stock issued upon exercise of the Warrants will, upon payment of the Applicable Exercise Price therefore and issue, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

            The Company shall from time to time take all action which may be necessary or appropriate so that the Common Stock issuable upon conversion of the Applicable Warrant Shares following an exercise of the Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of the same class of Common Stock of the Company are then listed.

            SECTION 8. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Applicable Exercise Price and the number of Applicable Warrant Shares issuable upon the exercise of each Numbered Warrant set forth in Schedule A (the "Applicable Warrant Number") are subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 8.

                  (a) Adjustment for Change in Capital Stock

            If the Company:

                        (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                        (2) subdivides or reclassifies its outstanding shares of
                  Common Stock into a greater number of shares;

                        (3) combines or reclassifies  its outstanding  shares of
                  Common Stock into a smaller number of shares;

                        (4) makes a  distribution  on its Common Stock in shares
                  of its capital stock other than Common Stock; or

                        (5) issues by  reclassification  of its Common Stock any
                  shares of its capital stock;

then the Applicable Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Numbered Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he or it would have owned immediately following such action if such Numbered Warrant had been exercised immediately prior to such action.

            The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

            If after an adjustment a holder of a Numbered Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Applicable Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Applicable Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 8.

            Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under subsections (b) or (c) below, no further adjustment shall be made under this subsection (a).

(b)   Adjustment for Rights Issue

            If the Company distributes any rights, options or warrants (whether or not immediately exercisable) to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Current Market Value per share within 60 days after the record date relating to such distribution, the Applicable Exercise Price shall be adjusted in accordance with the formula:

                                         O + N x P
                                            ------
                              E' = E x         M
                                         ---------
                                           O + N

where:

            E' =  the adjusted Applicable Exercise Price.

            E  =  the then current Applicable Exercise Price.

            O  =  the  number of shares of  Common  Stock  outstanding  on the record date for any such distribution.

            N  =  the number of  additional  shares of Common  Stock  issuable upon exercise of such rights, options or warrants.

            P  =  the  exercise  price per share of such  rights,  options  or warrants.

            M  =  the Current  Market  Value per share of Common  Stock on the record date for any such distribution.

            The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Applicable Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued. No adjustment shall be required under this subsection (b) if at the time of such distribution the Company makes the same distribution to holders of Warrants as it makes to holders of shares of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this subsection (b) which shall be have the effect of decreasing the number of Applicable Warrant Shares purchasable upon exercise of a Numbered Warrant.

(c)   Adjustment for Other Distributions

            If the Company distributes to all holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any cash or other assets of the Company or any of its subsidiaries, (iii) shares of its capital stock or any other properties or securities or (iv) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company (the items described in the foregoing clauses (i)-(iv) being collectively referred to as the "Consideration"), the Applicable Exercise Price for each Numbered Warrant shall be adjusted in accordance with the formula:

                              E' = E x M - F
                                       -----
                                         M

where:

            E' =  the adjusted Applicable Exercise Price.

            E  =  the then current Applicable Exercise Price.

            M  =  the Current  Market  Value per share of Common  Stock on the record date mentioned below.

            F  =  the fair market value on the record date mentioned  below of the Consideration distributable to the holder of one share of Common Stock.

            The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Applicable Exercise Price shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date. No adjustment shall be required under this subsection (c) if at the time of such distribution the Company makes the same distribution to holders of Warrants as it makes to holders of shares of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this subsection (c) which shall have the effect of decreasing the number of Applicable Warrant Shares purchasable upon exercise of any Numbered Warrant.

            This subsection does not apply to any distribution referred to in subsection (a) of this Section 9 or to rights, options or warrants referred to in subsection (b) of this Section 9.

                  (d) Current Market Value

            "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

                        (1) if the  Security is  registered  under the  Exchange
                  Act, the average of the daily Market Prices for each business day during the period commencing 15 business days before such date and ending on the date one day prior to such date or, if the Security has been registered under the Exchange Act for less than 15 consecutive business days before such date, then the average of the daily Market Prices for all of the business days before such date for which daily Market Prices are available. If the Market Price is not determinable for at least 10 business days in such period, the Current Market Value of the Security shall be determined as if the Security was not registered under the Exchange Act; or

                        (2) if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) the value of the Security determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's length transaction between the Company and a person other than an Affiliate of the Company in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the six months preceding such date,
                  (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the Security most recently determined as of a date within the six months preceding such date by an Independent Financial Expert or
                  (iii) if neither clause (i) nor (ii) is applicable, the value of the Security determined as of such date by an Independent Financial Expert.

            The "Market Price" for any Security on each business day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, or (C) if neither clause
(A) nor (B) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each business day, designated by the Company. If there are no such prices on a business day, then the Market Price shall not be determinable for such business day.

            "Independent Financial Expert" shall mean a nationally recognized investment banking firm designated by the Company and reasonably acceptable to the Investor (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company, (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company, (iii) that has not been retained by the Company, the Investor or an Affiliate of the Investor for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of the Company, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

            "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  (e) When De Minimis Adjustment May Be Deferred

            No adjustment in the Applicable Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Applicable Exercise Price. No adjustment in the Applicable Warrant Number need be made unless the adjustment would require an increase or decrease of at least 0.5% in the Applicable Warrant Number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Numbered Warrant is exercised.

            All calculations under this Section 8 shall be made to the nearest 1/1000th of a share.

                  (f) When No Adjustment Required

            If an adjustment is made upon the establishment of a record date or issuance date for a distribution or issuance subject to subsections (a), (b) or
(c) hereof and such distribution or issuance is subsequently cancelled, the Applicable Warrant Number then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

            To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

                  (g) Notice of Adjustment

            Whenever the Applicable Exercise Price or the Applicable Warrant Number is adjusted, the Company shall provide the notices required by Section 11 hereof.

                  (h) When Issuance or Payment May Be Deferred

            In any case in which this Section 8 shall require that an adjustment in the Applicable Exercise Price and Applicable Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Investor of any Numbered Warrant exercised after such record date the Applicable Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Applicable Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Applicable Warrant Number prior to such adjustment, and (ii) paying to the Investor any amount in cash in lieu of a fractional share pursuant to Section 9; provided, however, that the Company shall deliver to the Investor a due bill or other appropriate instrument evidencing the Investor's right to receive such additional Applicable Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                  (i) Reorganizations

            In case  of any  capital  reorganization,  other  than in the  cases referred to in Sections 8(a), (b) or (c) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property) (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Numbered Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Investor so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

            The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgement executed and delivered to the Investor, the obligation to deliver to the Investor such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Investor may be entitled to purchase, and all other obligations and liabilities under this Agreement.

(j)   Adjustment in Number of Shares

            Upon each adjustment of the Applicable Exercise Price pursuant to this Section 9, each Numbered Warrant outstanding prior to the making of the adjustment in the Applicable Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Applicable Exercise Price that number of shares of Common Stock (calculated to the nearest thousandth) obtained from the following formula:

                            N' =  N x E
                                      --
                                      E'

where:

            N' = the adjustment number of Applicable Warrant Shares issuable upon exercise of a Numbered Warrant by payment of the adjusted Applicable Exercise Price.

            N  =  the number of Applicable Warrant Shares previously  issuable upon exercise of such Numbered Warrant by payment of the applicable exercise price prior to adjustment.

            E' =  the adjusted Applicable Exercise Price.

            E  =  the Applicable Exercise Price prior to adjustment.

                  (k) Form of Warrants

            Irrespective of any adjustments in the Applicable Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                  (l) Adjustments in Other Securities

            If as a result of any event or for any other reason, any adjustment is made which increases the number of shares of Common Stock issuable upon conversion, exercise or exchange of, or in the conversion or exercise price or exchange ratio applicable to, any outstanding securities of the Company that are convertible into, or exercisable or exchangeable for, Common Stock of the Company, then a corresponding adjustment shall be made hereunder to increase the number of shares of Common Stock issuable upon exercise of the Warrants, but only to the extent that no such adjustment has been made pursuant to Sections 8(a), (b) or (c) hereof with respect to such event or for such other reason.

                  (m) Tender Offers; Exchange Offers

            In the event that the Company or any subsidiary of the Company shall purchase shares of Common Stock pursuant to a tender offer or an exchange offer for a price per share of Common Stock that is greater than the then Current Market Value per share of shares of Common Stock in effect at the end of the trading day immediately following the day on which such tender offer or exchange offer expires, then the Company, or such subsidiary of the Company, shall, within (10) business days of the expiry of such tender offer or exchange offer, offer to purchase the Warrants for comparable consideration per share of Common Stock based on the number of shares of Common Stock which the Investor would receive upon exercise of such Warrants (the "Offer") (such amount less the Applicable Exercise Price in respect of such share, the "Per Share Consideration"); provided, however, if a tender offer is made for only a portion of the outstanding shares of Common Stock, then such offer shall be made for such shares of Common Stock issuable upon exercise of the Warrants in the same pro rata proportion; provided, further, that the Company shall not be required to make such an Offer if the Per Share Consideration is an amount less than the then-existing Exercise Price per share.

            The Offer shall remain open for a period of twenty (20) business days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five (5) business days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase such Warrants for the applicable Per Share Consideration.

                  (n) Other Events

            If any event  shall occur as to which the other  provisions  of this
Section 8 are not strictly applicable but the failure to make any adjustment would have the effect of depriving the Investor of the benefit of all or a portion of the exercise rights in respect of any Numbered Warrant in accordance with the essential intent and principles of this Section 8, then, in each such case, the Company shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 8 necessary to preserve, without dilution, such exercise rights. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Investor and shall make the adjustments described therein.

                  (o) Miscellaneous

            For purpose of this Section 8 the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of the Company at the date of this Agreement, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 8, the Investor shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Numbered Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Applicable Warrant Shares contained in subsections (a) through (n) of this Section 8, inclusive, and the provisions of Sections 4, 5, 7 and 8 with respect to the Applicable Warrant
Shares or the Common Stock shall apply on like terms to any such other securities.

            SECTION 9. Fractional Interests. The Company shall not be required to issue fractional Applicable Warrant Shares on the exercise of the Warrants. If more than one Numbered Warrant shall be presented for exercise in full at the same time by the Investor, the number of full Applicable Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of the Applicable Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of an Applicable Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value of the Applicable Warrant Share so issuable (as determined in good faith by the Board of Directors), multiplied by such fraction.

            SECTION 10.  Notices to Investor.  Upon any  adjustment  pursuant to
Section 8 hereof, the Company shall promptly thereafter (i) cause to be filed with the Company a certificate of an officer of the Company setting forth the Applicable Warrant Number and the Applicable Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to the Investor notice of such adjustments by first class mail, postage prepaid to the address of the Investor set forth in Section 11.

            In case:

                        (a) the  Company  shall  authorize  the  issuance to all
                  holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                        (b) the Company shall authorize the  distribution to all
                  holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities; or

                        (c) of any  consolidation or merger to which the Company
                  is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                        (d)  of  the  voluntary  or   involuntary   dissolution,
                  liquidation or winding up of the Company; or

                        (e) the  Company  proposes to take any action that would
                  require an adjustment to the Applicable Warrant Number or the Applicable Exercise Price pursuant to Section 8 hereof;

then the  Company  shall cause to be given to the  Investor,  at the address set forth in Section 11 at least 20 days prior to the applicable record date hereinafter specified, or 20 days prior to the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

            SECTION 11.  Notices to the Company  and  Investor.  All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

                        (a) if to the Investor, at 5449 Sherry Lane, Suite 1900,
                  Dallas, Texas 75225, Attention: Heather Kreager; and

                        (b) if to the Company,  at 5078 S. 111th Street,  Omaha,
                  NE 68137 Attention: Tom Wharton.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

      SECTION 12. Restrictions on Transfer; Registration of Transfers and Exchanges. The Warrants (and any shares of Common Stock issued upon the exercise of the Warrants) shall not be transferable except in accordance with the terms of this Agreement.

            Prior to any proposed transfer of the Warrants or the shares of Common Stock issued upon exercise of the Warrants, the Investor will deliver to the Company a Certificate of Transfer in the form attached to the Warrant Certificate and, if so requested by the Company, such other information relating to the proposed transfer and the identity of the proposed transferee as the Company may reasonably request in order to confirm that the Warrants or shares of Common Stock, as applicable, may be sold or otherwise transferred in the manner proposed. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) the Warrant Certificate and any certificates evidencing shares of Common Stock issued upon exercise of the Warrants shall bear the following legend unless, in the opinion of qualified counsel, such legend is no longer required by the Securities Act:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES GENERALLY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

            The Company shall from time to time register the transfer of any outstanding Warrant Certificate in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the Investor or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

            The Warrant Certificate may be exchanged at the option of the Investor, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificate of like series and tenor and representing in the aggregate a like number of Warrants. Warrant Certificate surrendered for exchange shall be canceled and disposed of by the Company.

            SECTION 13. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of the Investor in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the Investor. An amendment or supplement to this Warrant Agreement that has an adverse effect on the Investor shall require the written consent of the Investor.

            SECTION 14. Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

            SECTION 15. Termination. This Agreement shall terminate when all Warrants have been exercised or have expired pursuant to this Agreement.

            SECTION 16. No Rights or Liabilities as Stockholder. Nothing contained herein shall be construed as conferring upon the Investor any rights as a stockholder of the Company or as imposing any obligation on the Investor to purchase any securities or as imposing any liabilities on the Investor as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

            SECTION 17. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the internal laws of said State.

SECTION 18. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Investor and transferees of the Investor.

SECTION 19. Construction; Interpretation. This Agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective parties. This Agreement shall be construed reasonably to carry out its intent without presumption against or in favor of any party. The natural persons executing this Agreement on behalf of each party have the full right, power and authority to do and affirm the foregoing warranty on behalf of each party and on their own behalf. The captions on sections are provided for purposes of convenience and are not intended to limit, define the scope of or aid in interpretation of any of the provisions hereof. All pronouns and singular or plural references as used herein shall be deemed to have interchangeably (where the sense of the sentence requires) a masculine, feminine or neuter, and/or singular or plural meaning, as the case may be.

SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    COMPANY:

                                    iSecureTrac Corp., a Delaware corporation



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:



                                    INVESTOR:

                                    Mykonos 6420, L.P., a Texas limited
                                    partnership

                                    By:  Sponsor Investments LLC
                                    Its: General Partner

                                    By:  Herakles Investments, Inc.
                                    Its: Manager



                                    By:
                                       ---------------------------------------
                                    Name:
                                   Title: